Silicon Valley Bank

                          Amendment to Loan Documents


Borrower:  Silicon Gaming, Inc. and the Subsidiaries signing below

Date:      June 30, 1999


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers referred to above (jointly and severally, the "Borrower"), with reference to the various loan and security agreements and other documents, instruments and agreements between certain of the Borrowers and Silicon, including but not limited to that certain Loan and Security Agreement between Silicon and Silicon Gaming, Inc. dated November 25, 1997 (as amended, if at all, the "Existing Loan Agreement"), and those certain Unconditional Guaranties and Security Agreements dated November 25, 1997 executed by certain of the Borrowers in favor of Silicon (the Existing Loan Agreement, said other agreements, and all other related documents, instruments and agreements may be referred to collectively herein as the "Existing Loan Documents").

     The Parties agree to amend the Existing Loan Documents, as follows:

     1. Present Loan Balance. Borrower acknowledges that the present unpaid principal balance of the Borrower's indebtedness, liabilities and obligations to Silicon under the Existing Loan Documents, including interest accrued through June 30th, 1999is $1,958,426.09 (the "Present Loan Balance"), and that said sum is due and owing without any defense, offset, or counterclaim of any kind.

     2. Amendment to Existing Loan Documents. The Existing Loan Documents are hereby amended in their entirety to read as set forth in the Loan and Security Agreement, and related documents, being executed concurrently (collectively, the "New Loan Documents"). The Borrower acknowledges that the Present Loan Balance shall be the opening balance of the Loans pursuant to the New Loan Documents as of the date hereof, and shall, for all purposes, be deemed to be Loans made by Silicon to the Borrower pursuant to the New Loan Documents. Notwithstanding the execution of the New Loan Documents, the following Existing Loan Documents shall continue in full force and effect and shall continue to secure all present and future indebtedness, liabilities, guarantees and other Obligations (as defined in the New Loan Documents): All standard documents of Silicon entered into by the Borrower in connection with Letters of Credit and/or Foreign Exchange Contracts; all security agreements, pledge agreements (including but not limited to the Pledge Agreement dated as of December, 1997, by Silicon Gaming, Inc., in favor of Silicon), collateral assignments and mortgages, including but not limited to those relating to patents, trademarks, copyrights and other intellectual property (including but not limited to the Intellectual Property Security Agreement between Silicon and Silicon Gaming, Inc. dated November 25, 1997, as amended, if at all); all lockbox agreements and/or blocked account agreements; the Intercreditor Agreement dated as of December __, 1997,

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between Silicon and BIII Capital Partners, L.P. (acknowledged by Silicon Gaming,
Inc.); and all UCC-1 financing statements and other documents filed with governmental offices which perfect liens or security interests in favor of Silicon. In addition, in the event the Borrower has previously issued any stock options, stock purchase warrants or securities to Silicon, the same and all documents and agreements relating thereto shall also continue in full force and effect.

     3. General Provisions. THIS AMENDMENT AND THE NEW LOAN DOCUMENTS SET FORTH IN FULL ALL OF THE REPRESENTATIONS AND AGREEMENTS OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR DISCUSSIONS, REPRESENTATIONS, AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT HEREOF.

Borrower:                                   Silicon:

SILICON GAMING, INC.                        SILICON VALLEY BANK


BY /s/ ANDREW S. PASCAL                     BY /s/ PATRICK CLEMENS
  --------------------------------            ----------------------------
   PRESIDENT OR VICE PRESIDENT              TITLE  VICE PRESIDENT
                                                  ------------------------

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Signature Page attached to and forming part of Amendment to Loan Documents with
Silicon Valley Bank dated June 30, 1999.

Additional Borrowers:

  SILICON GAMING - COLORADO, INC.                 SILICON GAMING - ILLINOIS, INC.

  BY /s/ ANDREW S. PASCAL                         BY /s/ ANDREW S. PASCAL
    ----------------------------------              -----------------------------------
     PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

  SILICON GAMING - INDIANA, INC.                  SILICON GAMING - IOWA, INC.

  BY /s/ ANDREW S. PASCAL                         BY /s/ ANDREW S. PASCAL
    ----------------------------------              -----------------------------------
     PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

  SILICON GAMING - KANSAS, INC.                   SILICON GAMING - LOUISIANA, INC.

  BY /s/ ANDREW S. PASCAL                         BY /s/ ANDREW S. PASCAL
    ----------------------------------              -----------------------------------
     PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

  SILICON GAMING - NEVADA, INC.                   SILICON GAMING - MICHIGAN, INC.

  BY /s/ ANDREW S. PASCAL                         BY /s/ ANDREW S. PASCAL
    ----------------------------------              -----------------------------------
     PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

  SILICON GAMING - MINNESOTA, INC.                SILICON GAMING - MISSISSIPPI, INC.

  BY /s/ ANDREW S. PASCAL                         BY /s/ ANDREW S. PASCAL
    ----------------------------------              -----------------------------------
     PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

  SILICON GAMING - MISSOURI, INC.                 SILICON GAMING  NEW JERSEY, INC.

  BY /s/ ANDREW S. PASCAL                         BY /s/ ANDREW S. PASCAL
    ----------------------------------              -----------------------------------
     PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

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

  SILICON GAMING  NEW MEXICO, INC.

  BY /s/ ANDREW S. PASCAL
    ----------------------------------
     PRESIDENT OR VICE PRESIDENT

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